                                   (GRAPHIC)

                                   PROSPECTUS

                                ---------------

                             HOLLAND BALANCED FUND

                             ---------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                ---------------

                                JANUARY 28, 2008

TABLE OF CONTENTS

A SUMMARY OF THE FUND.................................     3
     Strategies and Risks.............................     3
     Bar Chart (Performance History)..................     5
     Performance Comparison Table.....................     6
     Fee Table........................................     7
     Cost Example.....................................     8
MORE ABOUT THE FUND--INVESTMENT DETAILS...............     8
     Investment Objective.............................     8
     Principal Investment Strategies..................     8
     Principal Investments............................     9
     Portfolio Manager................................     9
     Portfolio Turnover Rates.........................    10
MORE INFORMATION ABOUT RISKS..........................    10
YOUR ACCOUNT..........................................    13
     Types of Accounts................................    13
     Shareholder Services.............................    13
     Purchasing Shares................................    15
     Redeeming Shares.................................    18
     Policies to Prevent Market Timing................    21
     Portfolio Securities Disclosure..................    21
     How to Reach the Fund............................    22
PRICING OF FUND SHARES................................    22
DISTRIBUTIONS.........................................    23
FEDERAL TAX CONSIDERATIONS............................    24
     Taxes on Distributions...........................    24
     Taxes on Sales...................................    25
     Taxes on Dividends...............................    25
     Tax Withholding..................................    25
MANAGEMENT............................................    26
     Investment Adviser...............................    26
     Other Service Providers..........................    27
PRIVACY POLICY........................................    28
FINANCIAL HIGHLIGHTS..................................    29

A SUMMARY OF THE FUND--

STRATEGIES AND RISKS

  This section briefly describes the Holland Balanced Fund's goals, principal investment strategies, risks, expenses and performance. For further information on how this Fund is managed, please read the section entitled "More About the Fund--Investment Details" on page 9.

INVESTMENT OBJECTIVE

  The objective of the Holland Balanced Fund (the "Fund") is to provide a high total investment return. The total investment return is a combination of, among other things, 1) income from interest and dividends on securities owned by the Fund, and 2) capital gains and losses on securities owned by the Fund. In seeking this objective, Holland & Company, L.L.C., the Fund's investment adviser (the "Adviser"), gives consideration to risk and volatility.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund seeks to achieve its objective through a combined portfolio of equities such as corporate common stocks, and investment grade fixed-income securities such as U.S. Government securities and corporate bonds. Under ordinary market conditions, the Fund will invest at least 50% of its total assets in equity securities, at least 25% of its total assets in investment grade fixed-income securities, and may invest up to 25% of its total assets in high-quality money market securities. However, the Adviser has discretion to determine the proportion of the Fund's portfolio that will be invested in equities and fixed-income securities at any given time depending on the Adviser's perception of existing and anticipated market and economic conditions. The Adviser seeks to identify securities that it believes have been fundamentally mispriced by the market and which have relatively low inherent investment risk.

PRINCIPAL RISKS

  WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

  The Fund is subject to the following principal risks:

  - STOCK MARKET VOLATILITY: The value of equity securities fluctuates in response to issuer, political, market and economic developments.

    Equity prices can fluctuate dramatically in response to these developments. These developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

  - RISKS OF INVESTING IN FIXED-INCOME SECURITIES: Investments in fixed-income securities are subject to several significant risks. These include:

     - Interest Rate Risk. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

     - Income Risk To the extent the Fund's income is based on short-term interest rates, which may fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates.

     - Credit Risk. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

  DEPENDENCE ON CERTAIN INDIVIDUAL: Michael Holland is primarily responsible for the day-to-day management of the Fund's portfolio. The loss of Michael Holland's services (due to termination of employment, death, disability or otherwise) could adversely affect the conduct of the Fund's business and its prospects for the future. There can be no assurance that a suitable replacement for Michael Holland could be found.

BAR CHART (PERFORMANCE HISTORY)

PERFORMANCE AND VOLATILITY

  The bar chart below shows the performance of the Holland Balanced Fund during the last ten years. The chart provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. Please keep in mind that past performance does not necessarily indicate how the Fund will perform in the future.

  The returns in the chart reflect the effect of voluntary fee waivers by the Adviser. If fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

HOLLAND BALANCED FUND
TOTAL RETURN FOR THE PERIOD ENDED DECEMBER 31*
(BAR GRAPH)

1998                                                                             16.40
1999                                                                             14.48
2000                                                                             -0.16
2001                                                                             -6.41
2002                                                                            -10.32
2003                                                                             14.14
2004                                                                              3.38
2005                                                                              1.80
2006                                                                             11.59
2007                                                                              5.66

* The Fund's fiscal year end is September 30. For the fiscal quarter ended December 31, 2007, the Fund returned (1.04)%.

  During the period shown in the bar chart, the highest return for a quarter was 11.17% (quarter ended December 31, 1999) and the lowest return for a quarter was (8.75%) (quarter ended June 30, 2002).
 5

PERFORMANCE COMPARISON TABLE

AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED DECEMBER 31, 2007)

  The information in the following table gives some indication of the risks of an investment in the Fund by comparing the Fund's performance with the Standard & Poor's 500 Index and an average of the performance of similar funds and other indices over various periods of time. Some of the returns in the chart reflect the effect of voluntary fee waivers by the Adviser. If fee waivers and expense reimbursements had not been in effect, returns would have been lower than those shown.

  The Fund's after-tax returns listed below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Additionally, actual after- tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns shown below are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as individual retirements accounts.

                                      AVERAGE ANNUAL TOTAL RETURNS
                       -----------------------------------------------------------
                         PAST         PAST         PAST       SINCE THE INCEPTION
                           1           5            10          DATE OF THE FUND
                        YEAR(A)     YEARS(A)     YEARS(A)     (OCTOBER 2, 1995)(A)
                       ---------   ----------   -----------   --------------------
Holland Balanced Fund
  Return Before Taxes    5.66%        7.21%        4.69%              6.58%
  Return After Taxes
     on Distributions    4.55%        6.49%        4.00%              5.85%
  Return After Taxes
     on Distributions
     and Sale of Fund
     Shares              4.36%        5.94%        3.71%              5.40%
Lipper Balanced Fund
  Index(b)               6.53%       10.33%        6.14%              8.03%
Standard & Poor's 500
  Index(b)               3.53%       10.78%        4.23%              7.81%
90 Day U.S. Treasury
  Bill(b)                4.39%        2.96%        3.54%              3.84%

NOTES TO PERFORMANCE

(a) Reflects waiver of fees and reimbursement of expenses by the Adviser. Absent such waiver and reimbursement, the Fund's returns would have been lower.

(b) The Lipper Balanced Fund Index tracks Funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Standard & Poor's 500 Index is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The 90-Day U.S. Treasury Bill is the average return on three month U.S. Treasury Bills. The Standard & Poor's 500 Index is unmanaged and does not reflect the actual cost of investing in the instruments that comprise each index.

FEE TABLE

INVESTOR EXPENSES

  This table describes the fees and expenses that you may pay if you buy and hold shares of the Holland Balanced Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases.....  None
Maximum Deferred Sales Charge (Load).................  None
Maximum Sales Charge (Load) Imposed on Reinvested
  Dividends and other Distributions..................  None
Redemption Fee.......................................  None
Exchange Fee.........................................  None
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
  FROM FUND ASSETS)
Management Fees......................................  0.75%
Distribution and/or Service Fees.....................  None
Other Expenses.......................................  0.91
Total Annual Fund Operating Expenses.................  1.66
Less Waivers and Reimbursement.......................  0.16
Total Net Annual Operating Expenses*.................  1.50%

------------
* The Adviser has voluntarily agreed to waive its fee to the extent that the total annual operating expenses of the Fund exceed 1.50% (on an annualized basis) of the Fund's average daily net assets. The Adviser may discontinue this cap on total expenses at any time, at its sole discretion.

COST EXAMPLE

  This example is intended to help you compare the cost of investing in the Holland Balanced Fund (without fee waivers and expense reimbursements) with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you reinvest all dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs and the return on your investment may be higher or lower, based on these assumptions your costs would be as follows, whether or not you redeem your shares:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
------   -------   -------   --------
 $154     $508      $887      $1,952

MORE ABOUT THE FUND--
INVESTMENT DETAILS

INVESTMENT DETAILS OF THE HOLLAND BALANCED FUND

  This section provides additional information regarding the Fund's principal investment strategies, investments and risks.

INVESTMENT OBJECTIVE

  The Fund seeks to provide a high total investment return. In seeking this objective, the Adviser gives consideration to risk and volatility.

PRINCIPAL INVESTMENT STRATEGIES

  The Fund pursues its investment objective by investing primarily in equity securities. Under ordinary market conditions, the Fund will invest at least 50% of its total assets in equity securities, at least 25% of its total assets in investment grade fixed-income securities, including U.S. Government securities of any maturity, and may invest up to 25% of its total assets in high-quality money market securities. However, the Adviser has discretion to determine the proportion of the Fund's portfolio that will be invested in such equity and fixed-income securities at any given time depending on the Adviser's perception of existing and anticipated market and economic conditions.

  A key component of the Adviser's approach is seeking to identify securities that the Adviser believes have been fundamentally mispriced by investor sentiment or other market forces. The Adviser identifies such opportunities as those in which earnings and profitability outlooks exceed the market's expectations. Where the Adviser believes such opportunities exist, the Fund's assets will be positioned in an effort to produce long-term price performance. The Adviser seeks to make the Fund tax efficient by offsetting portfolio gains with losses when such action is consistent with the Fund's primary investment objective.

PRINCIPAL INVESTMENTS

  The Fund may invest in equity securities and fixed-income securities. Equity securities consist of common and preferred stock (including convertible preferred stock), bonds, notes and debentures convertible into common or preferred stock, stock purchase rights, warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and American, Global or other types of depositary receipts. Most of the equity securities purchased by the Fund are expected to be traded on a domestic or international stock exchange or in an over-the-counter market. Fixed-income securities in which the Fund may invest consist of U.S. Government securities (which may not be backed by the full faith and credit of the U.S. Government), U.S. and non-U.S. corporate fixed-income obligations and sovereign fixed-income obligations issued by governments and governmental entities, including supranational organizations such as the World Bank. The Fund may also invest in treasury inflation-protected securities (TIPS). The Adviser will have discretion to invest in the full range of maturities of fixed-income securities. The Fund will invest only in instruments which are rated Baa or better by Moody's Investors Services, Inc. or BBB or better by Standard & Poor's Corporation, or which are determined by the Adviser to be of quality comparable to instruments so rated.

PORTFOLIO MANAGER

  Michael Holland is the portfolio manager for the Holland Balanced Fund. Mr. Holland's money management and entrepreneurial skills have been employed on behalf of a number of leading asset management and investment banking companies.

  At The Blackstone Group from January 1994 through June 1995, Mr. Holland was a General Partner and Chief Executive Officer of Blackstone Alternative Asset Management, where he supervised the management of the firm's partnership investment fund. Prior to that, Mr. Holland served as Vice Chairman at Oppenheimer & Co., from March 1992 through January 1994, where he helped launch and manage a number of closed-end mutual funds.

  From 1989 to 1992, Mr. Holland was Chairman and Chief Executive Officer of Salomon Brothers Asset Management Inc. Before that he was President and Chief Executive Officer of First Boston Asset Management Corporation, where client assets grew to approximately $6 billion under his leadership.

  A graduate of Harvard College and Columbia University Graduate School of Business Administration, Mr. Holland began his career at J.P. Morgan & Co. in 1968.

  Mr. Holland makes frequent appearances on television programs such as Moneyline with Lou Dobbs, CNN, Bloomberg Business News and CNBC.

PORTFOLIO TURNOVER RATES

  The portfolio turnover rate for the Fund for fiscal year ending September 30, 2007, was 1.22%. This turnover rate is significantly lower than that of many comparable mutual funds. Low portfolio turnover results in lower brokerage expense, and may decrease realized capital gains distributions with favorable tax consequences for the Fund's shareholders. See "Federal Tax Considerations" on page 24. There can, of course, be no assurance that the Fund will not experience higher rates of portfolio turnover, and related expenses, in the future.

MORE INFORMATION ABOUT RISKS

  Many factors affect the Fund's performance. The Fund's share price changes daily based on changes in market conditions in response to economic, political and financial developments and factors relating specifically to issuers of the securities held by the Fund. The direction and extent of those price changes will be affected by, among other things, the financial condition, industry and economic sector, and geographic location of the companies in which the Fund invests, and the Fund's level of investment in the securities of those companies. WHEN YOU REDEEM YOUR SHARES OF THE FUND, THEY COULD BE WORTH MORE OR LESS THAN WHAT YOU PAID FOR THEM.

  The Fund's Statement of Additional Information includes additional information regarding the risks associated with the Fund's investments.

  The following factors may significantly affect the Fund's performance. The sections entitled "Stock Market Volatility" and "Risks of Investing in Fixed-Income Securities" describe principal risks of the Fund. The other factors set forth below are not considered principal risks for the Fund. The following discussion is intended to supplement the discussion of risk in the section entitled "A Summary of the Fund--Strategies and Risks."

MARKET VOLATILITY:

  Market Risk. Stock and bond markets are volatile, and there is a risk that the price of a security will rise or fall due to changing economic, political or market conditions, as well as company-specific factors (see "Issuer-Specific Risk" and "Risks of Investing in Fixed-Income Securities" below). Consequently, the value of your investment in the Fund will increase and decrease, which means that you could lose money.

  Issuer-Specific Risk. The price of an individual security or a particular type of security can be more volatile than the market as a whole and can fluctuate differently than the market as a whole. An individual issuer's securities can rise or fall dramatically with little or no warning based upon such things as a better (or worse) than expected earnings report, news about the development of a promising product, distribution difficulties or the loss of key management personnel. There is also a risk that the price of a security may never reach a level that the Adviser believes is representative of its full value or that it may go down in price.

RISKS OF INVESTING IN FIXED-INCOME SECURITIES:

  Interest Rate Changes. There is a chance that fixed-income security prices overall will decline over short or even long periods due to rising interest rates. In general, interest rate risk should be lower for shorter-term fixed-income securities and higher for longer-term fixed-income securities. High-quality corporate and U.S. Government fixed-income securities are not immune to interest rate risk.

  Income Risk. There is a chance that the Fund's income from fixed-income securities--and thus its total return--will decline due to falling interest rates. Income risk is generally higher for short-term bonds and lower for long-term bonds, because in an environment of falling interest rates as bonds mature the Fund may be forced to reinvest in lower-yielding securities.

  Credit Risk. There is a chance that an issuer of a fixed-income security will fail to make timely payments of interest or principal. The Fund attempts to minimize this risk by investing in securities considered investment grade at the time of purchase. However, even investment grade securities are subject to some credit risk. Changes in economic conditions or other circumstances can lead to a weakened capability to make principal and interest payments. If an issuer of a fixed-income security fails to make timely payments, it could affect the Fund's performance and the Fund might not achieve its investment objective.

  DEFENSIVE STRATEGIES: In response to market, economic, political or other conditions, the Adviser may temporarily use a different investment strategy for the Fund for defensive purposes. Such a strategy could include investing up to 100% of the Fund's assets in cash or high-quality money market securities. If the Adviser does so, it could affect the Fund's performance and the Fund might not achieve its investment objective.

  LOWER-QUALITY FIXED-INCOME SECURITIES: The Fund may invest in fixed-income securities rated Baa or better by Moody's Investors Service, Inc. or BBB or better by Standard & Poor's Corporation, or which are determined by the Adviser to be of comparable quality. Bonds rated Aa or below, or AA or below are generally considered to be more speculative than the highest rated bonds and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay.

  RISKS OF FOREIGN SECURITIES: Although the Adviser currently does not intend to emphasize foreign securities in the Fund, it reserves the right to invest as much as one-third of the Fund's total assets in foreign securities. Foreign securities may be riskier than U.S. investments because of factors such as unstable international political and economic conditions, currency fluctuations, foreign controls on investment and currency exchange, withholding taxes, a lack of adequate company information, less liquid and more volatile markets, and a lack of governmental regulation.

YOUR ACCOUNT

  This section describes the services that are available to shareholders.

TYPES OF ACCOUNTS

  If you are making an initial investment in the Fund, you will need to open an account. You may establish the following types of accounts:

  - INDIVIDUAL OR JOINT OWNERSHIP. One person owns an individual account while two or more people own a joint account. We will treat each individual owner of a joint account as authorized to give instructions on purchases, sales and exchanges of shares without notice to the other owners. However, we will require each owner's signature guarantee for any transaction requiring a signature guarantee.

  - GIFT OR TRANSFER TO MINORS. A Custodian maintains a Uniform Gifts to Minors Act (UGMA) or Uniform Transfers to Minors Act (UTMA) account for the benefit of a minor. To open an UGMA or UTMA account, you must include the minor's social security number on the application.

  - TRUST. A trust can open an account. You must include the name of each trustee, the name of the trust and the date of the trust agreement on the application.

  - CORPORATIONS, PARTNERSHIPS AND OTHER LEGAL ENTITIES. Corporations, partnerships and other legal entities may also open an account. A general partner of the partnership or an authorized officer of the corporation or other legal entity must sign the application and resolution form.

  - RETIREMENT. If you are eligible, you may set up your account under a tax-sheltered retirement plan, such as an Individual Retirement Account. Your financial consultant can help you determine if you are eligible.

SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services designed to facilitate investment in its shares. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in various services or plans, or how to change options with respect thereto, can be obtained from the Fund or ALPS Distributors, Inc. ("ALPS" or the

"Distributor") or ALPS Mutual Funds Services, Inc. (the Fund's "Transfer
Agent").

  - AUTOMATIC INVESTMENT PLAN. An investor who opens an account and wants to make subsequent, periodic investments in the Fund by electronic funds transfer from a bank account may establish an Automatic Investment Plan on the account. The investor specifies the frequency (monthly, quarterly or yearly) and the automatic investment amount ($50 or more).

  - AUTOMATIC CLEARING HOUSE PURCHASES. An investor may, at his or her request, make additional investments in the Fund by giving his or her bank a voided check with pre-arranged instructions to withdraw funds from his or her bank account and deposit such funds into his or her Holland Balanced Fund account.

  - AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund, without sales charge, at the net asset value per share next determined on the ex-dividend date of such distribution. A shareholder may at any time, by written notification to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains paid in cash rather than reinvested, in which event payment will be mailed on the payment date.

  - IRAS. A prototype IRA is available generally for all working individuals who receive compensation (which for self-employed individuals includes earned income) for services rendered and for all individuals who receive alimony or separate maintenance payments pursuant to a divorce or separation instrument. Contributions to an IRA made available by the Fund may be invested in shares of the Fund. Shareholders should consult with a financial adviser regarding an IRA.

  - HOUSEHOLDING. In order to reduce the volume of mail you receive from the Fund and to help keep Fund expenses down we automatically deliver only one copy of any prospectus or financial report and (if and when permitted by law) other information to all shareholders who share the same mailing address unless you elect not to participate in householding. If at anytime you do not wish to participate in householding, please call the Transfer Agent at 1-800-30-HOLLAND and you will begin to receive your own prospectus and shareholder reports within 30 days.

  Shareholders may inquire about their Fund accounts by calling the Transfer Agent at 1-800-30-HOLLAND. Also, shareholders can receive the net asset value per share of the Fund by calling the toll-free number.

PURCHASING SHARES

  Shares of the Fund are available to investors making a minimum initial investment of $1,000. The minimum for subsequent investments is $500. The Fund or the Adviser may waive or lower these minimums in certain cases.

  YOU MUST COMPLETE AND SIGN AN APPLICATION FOR EACH ACCOUNT YOU OPEN WITH THE FUND. Additionally, when completing a new account application, you will be required to supply the Fund with information, such as your tax identification number, that will assist the Fund in verifying your identity, as required by federal law. If you are unable to provide sufficient information to verify your identity, the Fund will not open an account for you. As required by law, the Fund may employ various procedures, such as comparing your information to fraud databases or requesting additional information and documentation from you, to ensure that the information supplied by you is correct.

  The price for Fund shares is the Fund's net asset value per share (NAV). We determine the NAV as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day that the Exchange is open (a "Business Day"). We will price your order at the next NAV calculated after the Fund accepts your order. For more information on how we price shares, see "Pricing of Fund Shares" on page 22.

  The Fund and the Distributor each reserve the right to reject any purchase for any reason, including failure to provide the Fund with information necessary to confirm your identity as required by law, and to cancel any purchase due to non-payment. You must make all purchases in U.S. dollars and draw all checks on U.S. banks. We will not accept cash or third-party checks for the purchase of shares.

------------------------------------------------------------------------
    METHOD OF
    PURCHASE                           PURCHASE PROCEDURES

         THROUGH A           Contact your financial consultant.
         FINANCIAL
       PROFESSIONAL
       (BUSINESSMEN
         GRAPHIC)

    THROUGH                  ALPS authorizes certain securities
    SELLING GROUP            dealers, banks or other financial
    MEMBERS                  service firms (collectively, "Selling
                             Group Members") to purchase your shares
                             on your behalf. To receive that day's
                             share price:
      (BANK GRAPHIC)         - you must place your order with the
                               Selling Group Member before the close
                               of regular trading on the New York
                               Stock Exchange (normally 4:00 p.m.
                               Eastern time); and
                             - the Selling Group Member must adhere
                               to ALPS' requirements for purchasing
                               shares.

          BY MAIL            To purchase shares of the Fund, send
                             your completed application to:
      (MAIL GRAPHIC)
                                 Holland Balanced Fund
                                 PO Box 44183
                                 Denver, Colorado 80201

                             Include with your application your
                             check, payable to "Holland Balanced
                             Fund."
------------------------------------------------------------------------



          BY WIRE            - INITIAL PURCHASE: You will need to
    (COMPUTERS GRAPHIC)        instruct a Federal Reserve System
                               member bank to wire funds to:
                                 State Street Bank & Trust Co.
                                 225 Franklin Street
                                 Boston, Massachusetts 02171
                                 ABA #: 011000028
                                 DDA #: 32951014
                                 Attn.: Holland Balanced Fund
                                 Shareholder Acct. #
                                 Shareholder Name

                             - SUBSEQUENT PURCHASE: Wire funds to
                               the designated bank account for the
                               Fund, listed above.
                             You may wire funds between 8:00 a.m.
                             and 4:00 p.m. Eastern time. To make a
                             same-day wire investment, please call
                             the Transfer Agent at 1-800-30-HOLLAND
                             to notify us of your intention to wire
                             funds, and make sure your wire ar-
                             rives by 4:00 p.m. Eastern time. Please
                             note that your bank may charge a fee
                             for the wire.

        SUBSEQUENT           The minimum subsequent purchase is
         PURCHASES           $500.
         (GRAPHIC)

    IMPORTANT                You can redeem shares that you
    NOTE                     purchased by check. However, while we
                             will process your redemption request at
                             the next-determined NAV after we
                             receive it, your redemption proceeds
                             will not be available until your check
                             clears. This could take up to ten
                             calendar days.
------------------------------------------------------------------------

REDEEMING SHARES

  You have the right to sell ("redeem") all or any part of your shares subject to certain restrictions. Selling your shares in the Fund is referred to as a "redemption". We will redeem your shares at the NAV next computed following receipt of your redemption request in good order. See "Redemption
Procedures--Request in 'Good Order" on page 20.

  We will mail your redemption proceeds to your current address or transmit them electronically to your designated bank account. Under normal circumstances, we will send your redemption to you within seven days after we receive your redemption request.

  WE WILL NOT PROCESS YOUR REDEMPTION REQUEST IF IT IS NOT IN PROPER FORM (SEE CHART BELOW). WE WILL NOTIFY YOU IF YOUR REDEMPTION REQUEST IS NOT IN PROPER FORM.

  If, as a result of your redemption, your account value drops below $500, we may redeem the remaining shares in your account. We will notify you in writing of our intent to redeem your shares. We will allow at least thirty days thereafter for you to make an additional investment to avoid liquidation of the account.

SIGNATURE GUARANTEES

  In the event your redemption request is over $50,000, your redemption request must be accompanied by a "signature guarantee" by a national bank or other bank that is a member of the Federal Reserve System (not a savings bank) or by a member firm of any national or regional securities exchange or other eligible guarantor institution. Notarized signatures are not sufficient.

------------------------------------------------------------------------
         METHOD OF
        REDEMPTION                    REDEMPTION PROCEDURES

       BY TELEPHONE          You may authorize redemption of some or
                             all shares in your account by
    [TELEPHONE GRAPHIC]      telephoning the Transfer Agent at
                             1-800-30-HOLLAND (or selected dealers
                             at their respective numbers) between
                             8:30 a.m. and 4:00 p.m. Eastern time on
                             any day the Fund is open.

                             For our mutual protection, all
                             redemption requests must include the
                             information listed in "Request in 'Good
                             Order"', below.

                             You will not be eligible to use the
                             telephone redemption service if you
                             have declined or canceled your
                             telephone investment privilege.

          BY MAIL            You may send your redemption request
                             to:
      [MAIL GRAPHIC]
                                 Holland Balanced Fund
                                 PO Box 44183
                                 Denver, Colorado 80201
                             For our mutual protection, all
                             redemption requests must include the
                             information listed in "Request in 'Good
                             Order"', below.

          BY WIRE            You may request your redemption
    [COMPUTERS GRAPHIC]      proceeds be wired directly to the bank
                             account designated on your application.
                             Your bank may impose a fee for the
                             incoming wire.
                             For our mutual protection, all
                             redemption requests must include the
                             information listed in "Request in 'Good
                             Order"', below.
------------------------------------------------------------------------



    REQUEST IN               For our mutual protection, all
    "GOOD ORDER"             redemption requests must include:
                             - your account number
                             - the amount of the transaction
                             - for mail request, signatures of all
                             owners exactly as registered on the
                               account
                             - signature guarantees (Signature
                             guarantees can be obtained at most
                               banks, credit unions, and licensed
                               brokers)
                             - any supporting legal documentation
                             that may be required.

                             YOUR REDEMPTION REQUEST WILL BE
                             PROCESSED AT THE NEXT-DETERMINED NAV
                             AFTER WE HAVE RECEIVED ALL REQUIRED
                             INFORMATION.

    IMPORTANT                Once we have processed your redemption
    NOTE                     request, and a confirmation number has
                             been given, the transaction CANNOT be
                             revoked.
------------------------------------------------------------------------

OPTIONS FOR REDEMPTION PROCEEDS

  You may receive your redemption proceeds by check or by wire.

  Check Redemptions. Normally we will mail your check within two Business Days of a redemption.

  ACH/Wire Redemptions. Before you can receive redemption proceeds by ACH or wire, you must establish this option by completing a special form or the appropriate section of your account application.

  Payment will ordinarily be made by ACH/wire on the next Business Day, but, in any case, within no more than seven Business Days from the date of receipt of your request.

  Telephone Redemptions. Telephone redemption is made available to shareholders of the Fund on the Account Application Form. Telephone redemptions are easy and convenient, but this account option involves a risk of loss from unauthorized or fraudulent transactions. We will take reasonable precautions to protect your account from fraud. You should do the same by keeping your account information private and by reviewing immediately any account statements and confirmations that you receive. Please contact us immediately about any transaction you believe to be unauthorized.

  The Fund reserves the right to refuse a telephone redemption if it is believed advisable to do so. We may also require a personal identification code from the caller.

  The Fund and the Transfer Agent will not be responsible for any account losses due to telephone fraud, as long as we have taken reasonable steps to verify the caller's identity. If you wish to cancel the telephone redemption feature for your account, please notify us in writing.

POLICIES TO PREVENT MARKET TIMING

  The Fund is intended as a long-term investment. As such, excessive exchanges and/or short-term market timing activities are prohibited. Frequent purchases and redemptions of Fund shares ("market timing") may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference in the efficient management of the Fund's portfolio and increased brokerage costs. Pursuant to policies and procedures adopted by the Board of Directors, the Fund's Transfer Agent monitors trading activity, identifies suspicious activity and notifies the Fund's President of such activity. The Fund's President reserves the right to reject any purchase order that in his opinion may be excessive in frequency and/or amount or otherwise potentially disruptive to the Fund.

  The Fund cannot always know about or reasonably detect excessive trading by shareholders who purchase shares of the Fund through financial intermediaries. Intermediaries generally maintain omnibus accounts with the Fund, which do not allow access to individual shareholders' account information. There is a risk that the Fund's policies and procedures will prove ineffective in whole or in part to detect or prevent frequent trading. The Fund may alter its policies and procedures at any time without prior notice to shareholders.

PORTFOLIO SECURITIES DISCLOSURE

  The Fund's portfolio securities disclosure policy is described in the Statement of Additional Information.

HOW TO REACH THE FUND

------------------------------------------------------------------------
    We are available to answer your questions about the Fund or your account by telephone or by mail Monday through Friday 9:00 a.m.
    to 5:00 p.m. Eastern time. Please note, however, that purchase or redemption requests must be received by 4:00 p.m. Eastern time on a day the Fund is open for business.

       BY TELEPHONE          1-800-30-HOLLAND
                             [1-800-304-6552]
    (TELEPHONE GRAPHIC)      Call for account or Fund information

        BY REGULAR,          Holland Balanced Fund
        EXPRESS OR           PO Box 44183
      REGISTERED MAIL        Denver, Colorado 80201
      (MAIL GRAPHIC)
------------------------------------------------------------------------

PRICING OF FUND SHARES

  The Fund's NAV per share is calculated on each Business Day. The NAV is the value of a single share of the Fund. State Street Bank and Trust Company, the Fund's administrator, calculates the NAV for the Fund at the close of regular trading each day the New York Stock Exchange is open (normally 4 p.m. Eastern time). The NAV is determined by subtracting the total of the Fund's liabilities from its total assets and dividing the remainder by the number of shares outstanding. The value of the Fund's total assets is generally based on the market value of the securities that the Fund holds. Equity securities, if traded on the valuation date, are valued at the last quoted sale price on the exchange on which the security is principally traded. If there were no sales on a particular date, then the security would be valued at the last bid price reported for the security. The Nasdaq official closing price is the primary price source for the securities trading through that market. Fixed-income securities are valued in the following order: (a) by using readily available market quotations provided by a pricing service; (b) by using a market value from a pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics; or (c) by obtaining direct written broker-dealer quotations. Interest-bearing commercial paper with remaining maturities of more than 60 days, are valued at acquisition cost. Interest-bearing commercial paper with remaining maturities of 60 days or less are valued at amortized cost, unless the Board determines that such method does not reflect fair value.

  If a market quotation for a security is no longer readily available or is considered unreliable, then the Pricing Committee of the Fund, consisting of any two Independent Directors and any other person deemed necessary by the Fund's President, will determine the fair value of the security when (i) the exchange or market on which a security is traded does not open for trading for an entire trading day and no other market prices are available, (ii) a particular security does not trade regularly or has had its trading halted, (iii) a security does not have a price source due to its lack of liquidity, (iv) the Adviser believes a market quotation from a broker-dealer is unreliable (e.g., where it varies significantly from a recent trade) or (v) there has been a subsequent event after the close of trading that may materially affect the value of the assets. Equity securities in which the Fund invests are generally traded on domestic stock exchanges; The Fund does not generally invest in thinly traded or foreign securities. The Fund's Board of Directors has adopted procedures for fair valuing securities in the event that the Fund holds a foreign security and a significant event occurs after the relevant foreign market has closed, but before the NAV calculation.

DISTRIBUTIONS
  LONG-TERM VS. SHORT-TERM CAPITAL GAINS:

  - LONG-TERM CAPITAL GAINS ARE REALIZED ON SECURITIES HELD FOR MORE THAN ONE YEAR AND ARE PART OF YOUR CAPITAL GAINS DISTRIBUTIONS.

  - SHORT-TERM CAPITAL GAINS ARE REALIZED ON SECURITIES HELD FOR LESS THAN ONE YEAR AND ARE PART OF YOUR DIVIDEND DISTRIBUTIONS.

  As a shareholder, you are entitled to your share of the Fund's net income and capital gains on its investments. The Fund passes substantially all of its earnings along to its investors as distributions. When a fund earns dividends from stocks and interest from bonds and other fixed-income securities and distributes these earnings to shareholders, it is called a dividend distribution. The Fund realizes capital gains when it sells securities for a higher price than it paid. When net long-term capital gains are distributed to shareholders, it is called a capital gains distribution. Net short-term capital gains are considered ordinary income for this purpose and are included in dividend distributions.

  The Fund distributes dividends quarterly and capital gains at least annually. Capital gains distributions will typically be declared and paid in December.

  You will receive distributions from the Fund in additional shares of the Fund unless you choose to receive your distributions in cash. If you choose the reinvestment option, dividend and capital gains distributions will be reinvested automatically in shares of the Fund, without a sales charge, at the NAV per share next determined on the ex-dividend date of such distribution. If you wish to change the way in which you receive distributions, you should call 1-800-30-HOLLAND for instructions.

  If you have elected to receive distributions in cash, and the postal or other delivery service returns your check to the Funds as undeliverable, you will not receive interest on amounts represented by the uncashed checks.

FEDERAL TAX CONSIDERATIONS

  Your investment may have tax consequences that you should consider. If your account is a tax-deferred or tax-exempt account (for example, an IRA or an employee benefit plan account), the following tax discussion does not apply.

  Some of the more common federal tax consequences are described here but you should consult your tax consultant about your particular situation. ALTHOUGH IT IS NOT AN INVESTMENT OBJECTIVE, THE ADVISER WILL ATTEMPT TO TAKE INTO ACCOUNT THE TAX CONSEQUENCES OF ITS INVESTMENT DECISIONS. However, there may be occasions when the Adviser's investment decisions will result in a negative tax consequence for the Fund's shareholders.

TAXES ON DISTRIBUTIONS

  You will generally be subject to federal income tax and possibly state taxes on all Fund distributions. Your distributions will be taxed in the same manner whether you receive the distributions in cash or additional shares of the Fund. Distributions that are derived from the Fund's net investment income are designated by the Fund as "ordinary income dividends" and generally will be taxable to you as ordinary income. Distributions that are derived from the Fund's long-term net capital gains are designated by the Fund as "capital gains dividends" and generally will be taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. If you receive distributions in the form of additional shares, you will be treated for federal income tax purposes as receiving a distribu-tion in an amount equal to the net asset value of the additional shares on the date of such distribution.

TAXES ON SALES

  If you redeem your shares of the Fund, you will be subject to tax on any taxable gain. Your taxable gain or loss is computed by subtracting your tax basis in the shares from the redemption proceeds. Because your tax basis depends on the original purchase price and on the price at which any dividends may have been reinvested, you should keep your account statements so that you or your tax preparer will be able to determine whether a sale or exchange will result in a taxable gain or loss.

  Generally, your gain or loss will be a long-term gain or loss if you have held the shares for more than one year. If you sell or otherwise dispose of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends you received with respect to such share. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.

TAXES ON DIVIDENDS

  Dividend and capital gains distributions by the Fund generally are taxable to you at the time the dividend or distribution is made. However, any dividend that is declared in October, November or December of any year and is payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year in the event such dividends are actually paid during January of the following year.

  Unless your investment is in a tax-deferred account, you may want to avoid investing in the Fund close to the date of a distribution because you pay the full pre-distribution price for your shares and then receive part of your investment back as a taxable distribution.

TAX WITHHOLDING

  The Fund may be required to withhold U.S. federal income tax ("backup withholding") from dividends and redemption proceeds payable to non-corporate shareholders who fail to provide the Fund with their correct taxpayer identification numbers or fail to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Any such withheld amounts may be credited against the shareholder's U.S. federal income tax liability.

MANAGEMENT

INVESTMENT ADVISER

  Holland & Company L.L.C. is the Fund's investment adviser. The Adviser's address is 375 Park Avenue, New York, NY 10152.

  Under the terms of an investment advisory agreement, subject to the oversight of the Board of Directors of the Fund, the Adviser is responsible for making day-to-day investment decisions and engaging in portfolio transactions. The Adviser provides office space, facilities, equipment and personnel necessary to perform its duties under the investment advisory agreement.

  As compensation for its services, the Fund pays the Adviser a fee at the annual rate of 0.75% of average daily net assets of the Fund.

  The Adviser may waive all or part of its fee from time to time in order to increase the Fund's net income available for distribution to shareholders. The Fund will not be required to reimburse the Adviser for any advisory fees waived. In addition, the Adviser has voluntarily agreed to waive its fees to the extent necessary to limit the Fund's total operating expenses to 1.50% (on an annualized basis) of the Fund's average daily net assets. The Adviser may discontinue this cap on total expenses at any time, at its sole discretion.

OTHER SERVICE PROVIDERS

  The Fund relies on other companies to provide necessary services for its day-to-day operations. Below is a list of these service providers.

ADMINISTRATOR AND CUSTODIAN
  State Street Bank and Trust Company
  2 Avenue de Lafayette
  Boston, Massachusetts 02111

DISTRIBUTOR
  ALPS Distributors, Inc.
  1290 Broadway
  Suite 1100
  Denver, Colorado 80203

TRANSFER AGENT
  ALPS Mutual Funds Services, Inc.
  1290 Broadway
  Suite 1100
  Denver, Colorado 80203

COUNSEL
  Ropes & Gray LLP
  One International Place
  Boston, Massachusetts 02110

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Briggs, Bunting & Dougherty, LLP
  2 Penn Center Plaza, Suite 820
  Philadelphia, Pennsylvania 19102

PRIVACY POLICY

  Protecting your privacy is important to us at Holland & Company, L.L.C. and we want you to know how we collect personal information from you and how we use that information. We gather information from you from your account application or other forms that you may deliver to us. We need this information to process your requests and transactions, such as opening an account. We also collect information about your transactions with the Fund. In servicing your account, we may need to provide your personal information to an affiliate or a service provider (which may include the Fund's Distributor or Transfer Agent) for such purposes as sending your account statement or other information about our products and services to you.

  Other than for servicing your specific account needs, WE DO NOT DISCLOSE ANY INFORMATION ABOUT YOU OR ANY OF OUR FORMER CUSTOMERS TO ANYONE.

  To protect your personal information, we permit access only by authorized employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your personal information.

FINANCIAL HIGHLIGHTS

  The Financial Highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund's financial statements audited by Briggs, Bunting & Dougherty, LLP, whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request. The financial information included in this table should be read in conjunction with the financial statements incorporated by reference in the Statement of Additional Information.

                                                       FOR THE YEAR ENDED
FOR A CAPITAL SHARE OUTSTANDING        ---------------------------------------------------
THROUGHOUT EACH YEAR                   9/30/07     9/30/06     9/30/05   9/30/04   9/30/03
-------------------------------        -------     -------     -------   -------   -------
PER SHARE DATA
Net asset value, beginning of year...  $ 16.38     $ 15.41     $ 15.04   $ 14.50   $ 12.78
                                       -------     -------     -------   -------   -------
INCREASE/DECREASE FROM INVESTMENT
 OPERATIONS
Net investment income................     0.23        0.25        0.29      0.21      0.17
Net realized and unrealized gain on
 investments.........................     1.58        0.95        0.38      0.53      1.72
                                       -------     -------     -------   -------   -------
Total income from operations.........     1.81        1.20        0.67      0.74      1.89
                                       -------     -------     -------   -------   -------
LESS DIVIDENDS AND DISTRIBUTIONS
 FROM:
Net investment income................    (0.24)      (0.23)      (0.30)    (0.20)    (0.17)
Net realized gain on investments.....    (0.56)         --          --        --        --
                                       -------     -------     -------   -------   -------
Total dividends and distributions....    (0.80)      (0.23)      (0.30)    (0.20)    (0.17)
                                       -------     -------     -------   -------   -------
Net asset value, end of year.........  $ 17.39     $ 16.38     $ 15.41   $ 15.04   $ 14.50
                                       -------     -------     -------   -------   -------
TOTAL RETURN.........................    11.33%(a)    7.90%(a)    4.48%     5.12%    14.87%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's)......  $44,348     $46,591     $50,454   $62,422   $60,928
Ratio of expenses to average net
 assets after fee waivers and
 reimbursement of other expenses.....     1.50%       1.50%       1.45%     1.33%     1.46%
Ratio of expenses to average net
 assets before fee waivers and
 reimbursement of other expenses.....     1.66%       1.71%       1.45%     1.33%     1.46%
Ratio of net investment income to
 average net assets after fee waivers
 and reimbursement of other
 expenses............................     1.34%       1.57%       1.89%     1.42%     1.21%
Portfolio turnover...................     1.22%       2.94%       7.60%     8.89%     9.92%

------------
(a) Total return would have been lower had certain expenses not been waived or reimbursed.

WHERE TO FIND MORE INFORMATION:

  You will find more information about the Fund in the following documents:

  - ANNUAL AND SEMI-ANNUAL REPORTS: Our annual and semi-annual reports list the holdings in the Fund, describe the Fund's performance, include financial statements for the Fund, and discuss the market conditions and strategies that significantly affected the Fund's performance during the last fiscal year.

  - STATEMENT OF ADDITIONAL INFORMATION ("SAI"): The Statement of Additional Information contains additional and more detailed information about the Fund.

  The SAI and the financial statements included in the current annual and semi-annual reports are incorporated by reference into (and are thus a part of) this Prospectus.

THERE ARE FOUR WAYS TO GET COPIES OF THESE DOCUMENTS:

  1.  Call or write for one, and a copy will be sent without charge.
                                HOLLAND BALANCED FUND
                                     PO BOX 44183
                                DENVER, COLORADO 80201
                         1-800-30-HOLLAND (OR 1-800-304-6552)

  2. Go to the Fund's website (www.thehollandfund.com) and download a free copy.

  3. Call or write the Public Reference Room of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also go to the Public Reference Room and copy the documents while you are there. Information about the Public Reference Room may be obtained by calling the number below.
                          SECURITIES AND EXCHANGE COMMISSION
                               PUBLIC REFERENCE SECTION
                             WASHINGTON, D.C. 20549-0102
                                    1-202-942-8090
                              EMAIL: PUBLICINFO@SEC.GOV

  4. Go to the SEC's website (www.sec.gov) and download a free text-only version.

IF YOU ARE A CURRENT FUND SHAREHOLDER WHO WOULD LIKE INFORMATION ABOUT YOUR ACCOUNT, ACCOUNT TRANSACTIONS, OR ACCOUNT STATEMENTS, PLEASE CALL US AT 1-800-30-HOLLAND (OR 1-800-304-6552).

IF YOU PURCHASED YOUR SHARES THROUGH A FINANCIAL INSTITUTION, YOU MAY CONTACT THAT INSTITUTION FOR MORE INFORMATION.

THE HOLLAND BALANCED FUND'S INVESTMENT COMPANY ACT FILE NUMBER IS 811-9060.

                                                                          HBFPRO